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Orthofix International N.V.

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The following slides were used in a presentation given by Alan W. Milinazzo, Director, President and Chief Executive Officer of Orthofix International N.V., at the 27th Annual JP Morgan Healthcare Conference in San Francisco, California on January 14, 2009.

27th Annual JP Morgan Healthcare Conference
Westin St. Francis, San Francisco CA
January 14, 2009
Orthofix International
Alan Milinazzo
President & CEO

Safe Harbor Statement
 Except for historical information contained
 herein, the statements made in this
 presentation constitute ‘forward looking
 statements’ that involve certain risks and
 uncertainties. Certain factors may cause
 actual results to differ materially from those
 contained in the forward looking statements,
 including those risks detailed from time to
 time in the Company’s reports on file at the
 Securities and Exchange Commission.
 Except for historical information contained
 herein, the statements made in this
 presentation constitute ‘forward looking
 statements’ that involve certain risks and
 uncertainties. Certain factors may cause
 actual results to differ materially from those
 contained in the forward looking statements,
 including those risks detailed from time to
 time in the Company’s reports on file at the
 Securities and Exchange Commission.

Orthofix Overview
• Global medical device company with an emerging
 focus on the spine sector, including minimally
 invasive surgical and non-surgical devices and
 biologic products.
• Total expected 2008 revenue of $130-$135 million;
 73% of total revenue up 16% YTD through Q308
• Strategy for long term growth includes new product
 introductions and market expansion
• Focus on improved cash flow and deleveraging the
 balance sheet

• Spine: Market-leading spinal bone growth stimulators, including only
 FDA-approved cervical spine stimulator; spine implants & biologics
• Orthopedics: Internal and external fixation, deformity correction and long bone stimulation
• Sports Medicine: BREG subsidiary, focus on knee bracing and cold therapy with recent expansion into soft goods, back bracing, etc.
• Vascular: A-V Impulse System® for prevention of DVT
• Other Distributed Products
Diversified Portfolio

Revenue growth in 3 core business segments = 8.7% YTD through Q308
Spine
Sports Medicine
Orthopedics
YTD revenue through
Q308 = $187 million
Gross margin of
mid to high 70%
YTD revenue through
Q308 = $97 million
Gross margin of
~70%
YTD revenue through
Q308 = $70 million
Gross margin of
mid-60%
Vascular and Other revenue YTD through Q308 = $34 million
Core Business Segments

48%
48%
25%
25%
18%
18%
5%
5%
Sports
Medicine
Vascular
3%
Other
73% of total YTD revenue grew an average of 16% through Q308
Revenue up 18%
YTD through
Q308
Stimulation
revenue up 13%
YTD through
Q308
Revenue mix YTD through Q308
Implant & biologic
revenue down 5%
YTD through
Q308
Total Revenue Mix

❑ New product introductions
❑ Focus on internal fixation/deformity correction devices
 • Including geographic expansion in LA, Europe & Asia
❑ Long bone stimulation & biologics
 • Revenue up 11% YTD through Q308; market growing 10%
 • Biologic revenue ~$900K YTD through Q308
❑ Profitability improvement
 • SG&A reductions
 • Optimization of geographic markets
 • Focus on higher gross margin product platforms
Growth Strategy- Orthopedics

❑ Leverage strong distribution channels
 • Well-established distributor partners
 • Targeted migration to hybrid sales force
❑ Leverage strong market share in high growth areas
 • Osteoarthritis knee bracing- 16% market share; OFIX
 revenue growing 14%
 • Cold therapy- 37% motorized market share; OFIX
 revenue growing 15%
❑ Product launches into new market segments
Growth Strategy- Sports Medicine

Product launches in new market segments
($ in millions)
$83
$83
$174
$174
$47
$47
$60
$60
$101
$101
$270
$270
$467
$467
$150
$150
$86
$86
Post-Op
Bracing
Ligament
Bracing
Shoulder Bracing
OA Bracing
Cold Therapy
Foot & Ankle
Soft Bracing
Back Bracing
Upper
Extremity
● Total available markets pre ‘08 = $462 million
● Total available markets by ‘09 = $1.3 billion
Growth Strategy- Sports Medicine

Biologics
Biologics
Distribution
Distribution
New
Modalities
New
Modalities
e.g., Motion
e.g., Motion
Preservation
Preservation
Spinal
Stimulation
Spinal
Stimulation
Fixation
Fixation
Spine Portfolio Strategy

- **Increased market penetration**
  - 512,000 U.S. spine fusion procedures performed in '07
  - 80% of fusion patients present with at least one risk characteristic
  - Current market penetration ~25%
  - Issues with Infuse in the cervical spine
- **Potential future stimulation indications**
  - Osteoporosis
  - Soft tissue regeneration
  - Vertebral compression fractures

ORTHOFIX

Growth Strategy- Spine Stimulation

❑ Optimization of distribution network
 • Stabilization of distributor base
 • Focus on exclusivity and experience
❑ Normalization of operating results
❑ New product introductions
Growth Strategy- Spine Implants &
Biologics

● Firebird Pedicle Screw System- (Q109)
● Pillar™SA Interbody Device (Q109)
● Ascent® LE POCT System (Q109)
● Advent™ Cervical Disc (Q209 OUS)
● InSWing™ Interspinous Spacer (Q109 OUS)
● Trinity® Evolution stem cell-based allograft (1H09)
Planned new product introductions:
Growth Strategy- Spine Implants &
Biologics

Orthofix and MTF announced an agreement to collaborate on the final development and commercialization of Trinity® Evolution a new stem-cell based allograft
• Provide all three critical bone growth characteristics: osteogenic, osteoinductive, and osteoconductive
• Comparative to gold standard (autograft), but without the pain, risks and morbidities
Tissue
Commercialization
Roles
▪ MTF is responsible for
 ▪ donor tissue procurement
 ▪ tissue processing and
 ▪ order fulfillment
• Orthofix: has exclusive global marketing rights for allograft
Key Partnership
Benefits
• MTF is the preferred partner- MTF is the largest tissue bank in the Country and has the best technical and R&D competence in the tissue field
• Ability for both parties to focus on core competencies
• Long-term agreement for all fields of use
• Attractive financials
Growth Strategy- Trinity®Evolution

❑ Blackstone reorganization/facility consolidation
 plan designed to:
 • Facilitate integration/improve efficiency
 • Create new physician training center/lab
 • Result in net cost reductions beginning in 2010
❑ Orthofix and MTF complete pivotal milestone
 in development of stem cell-based allograft
 • Planned launch date accelerated to 1H09
Recent News

❑ Management team strengthened
 • Brad Mason was named Group President, North
 America and President of Blackstone Medical, Inc.
 • Founder of BREG brings proven leadership skills,
 extensive product development and distribution
 experience.
 • Bob Vaters was named Executive Vice President and
 Chief Financial Officer
 • Former Inamed executive brings proven financial &
 operational leadership experience in the medical device
 industry.
Recent News

❑ Orthofix made partial debt repayment ahead of
 schedule
 • $10 million prepayment partially due to normalization of cash flow
❑ Orthofix reiterated Q408 revenue guidance of $130-
 $135 million
 • Results include negative foreign currency impact of $3-$4 million
 • Blackstone Q408 revenue down year-over-year, but increased sequentially from Q308
 • Blackstone FY09 revenue forecasted to increase approximately
 8%-12% year-over-year
Recent News

$600
$500
$400
$300
$200
$100
$0
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08E

$ millions
$517-$520
Compound Annual
Growth Rate 17%
Compound Annual
Growth Rate 17%
BREG
acquisition
Blackstone
acquisition
Orthofix Sales Growth

❑ Q308 Leverage ratio = 3.61 vs. 4.00 requirement
 • Q408 debt prepayment provides additional cushion
❑ Normalized Orthofix cash flow (YTD through Q308)
 excludes:
 • $5M related to exploration of fixation asset divestiture
 • $7M in Trinity inventory purchases
 • $8.5M in strategic acquisition payments (MTF/IIS)
Cash Flow/Operating Results

Normalized Blackstone Q308 operating
results exclude:
 • $301M non-cash impairment charge & inventory reserve
 • $3.3M amortization expense
 • $1.4M management transition expenses
Cash Flow/Operating Results

❑ Orthofix’s regular Annual General Meeting of shareholders is typically held in June; Ramius has requested a second
 meeting that would be held in addition to the regular meeting.
❑ The second shareholder meeting will be duplicative, entailing an unnecessary expense and distraction.
❑ Orthofix’s historical focus on strong corporate governance will continue.
Ramius

Where You Can Find Additional Information
Ramius Capital and certain of its affiliates have filed a definitive proxy statement with the SEC to solicit written consents from shareholders of Orthofix to call a special general meeting of shareholders for the purpose of making changes to the composition of Orthofix’s board of directors.  Orthofix has filed with the SEC a definitive proxy statement in connection with its intent to solicit written consent revocations from shareholders in opposition to Ramius’ solicitation.  If Orthofix holds a special general meeting at Ramius’ and other shareholders’ request, Orthofix intends to file with the SEC, and distribute to shareholders, a proxy statement opposing proposals made by Ramius.  SHAREHOLDERS ARE URGED
TO READ ORTHOFIX’S DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION
MATERIALS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and
shareholders may obtain a free copy of proxy statements filed with the SEC by Orthofix at the SEC’s website at
www.sec.gov or by contacting Georgeson, 199 Water Street, 26th Floor, New York, NY 10038 or by calling (212) 440-
9800 (bankers and brokers) or toll-free (800) 323-4133 (all others).
Orthofix International N.V. and its directors and certain executive officers are participants in the solicitation of written consent revocations from shareholders of Orthofix, as well as the solicitation of proxies in connection with a special general meeting of shareholders, if such a meeting is called.  The names of such persons are: James F. Gero, Peter J.
Hewett, Jerry C. Benjamin, Charles W. Federico, Dr. Guy J. Jordan, Ph.D., Thomas J. Kester, CPA, Alan W. Milinazzo,
Maria Sainz, Dr. Walter P. von Wartburg, Kenneth R. Weisshaar, Robert S. Vaters, Michael Simpson, Bradley R. Mason,
Raymond C. Kolls, J.D. and Michael M. Finegan. Information regarding such participants, as well as each such person’s respective interests in Orthofix by security holdings or otherwise, is set forth in Orthofix’s definitive proxy statement relating to its intent to solicit written consent revocations from shareholders in opposition to Ramius’ solicitation, which may be obtained free of charge at the SEC’s website at www.sec.gov and Orthofix’s website at www.orthofix.com.
Notification of Proxy Statement Filing

❑ Spine stimulation, orthopedic and sports medicine
 businesses performing well
 ▪ 73% of revenue up 16% YTD through Q308
❑ Several initiatives implemented/announced at Blackstone to:
 • Strengthen leadership
 • Stabilize distribution
 • Introduce new products
 • Increase revenue
 • Reduce costs
❑ Increased focus on EBITDA and deleveraging balance sheet
Summary